Exhibit 10.1

FIRST AMENDMENT

TO

STOCK PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT (this “Amendment”), dated and effective as of September 30, 2014, is by and among CLIMAX ENGINEERED MATERIALS, LLC, a Colorado limited liability company (the “Seller”), FREEPORT MINERALS CORPORATION, a Delaware corporation (“Freeport Minerals”), DYNACAST LLC, a Delaware limited liability company (the “Purchaser”), and DYNACAST INTERNATIONAL INC., a Delaware corporation and parent of the Purchaser (“Dynacast”).

RECITALS

WHEREAS, the Seller, Freeport Minerals, the Purchaser and Dynacast are parties to the Stock Purchase Agreement, dated August 27, 2014 (the “Purchase Agreement”), relating to the sale and purchase of all of the outstanding stock of Kinetics Climax, Inc. (the “Company”); and

WHEREAS, the parties desire to amend the Purchase Agreement to evidence their mutual agreement as provided herein.

NOW, THEREFORE, the parties agree as follows:

1. Definitions. Initially capitalized terms used in this Amendment but not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement, as amended or supplemented herein.

2. Amendments to the Purchase Agreement.

a. Section 1.2 of the Purchase Agreement is hereby amended to add the following sentence:

“Unless otherwise agreed by the parties, the Closing will take place at 11:00 a.m. Eastern Time.”

b. Section 1.3(a)(i) of the Purchase Agreement is hereby deleted in its entirety and replaced as follows:

“(i) $45,000,000 (the “Base Purchase Price”)”

c. Section 1.3(b) of the Purchase Agreement is hereby deleted in its entirety and replaced as follows:

“(b) Estimated Fixed Purchase Price. Exhibit 1.3(b) sets forth the estimated Closing Date balance sheet, which sets forth the estimated Closing Date Working Capital and the additional amounts (other than

Working Capital) to be included in the calculation of the Fixed Purchase Price in accordance with Section 1.3(a), and a corresponding estimate of the Fixed Purchase Price (the “Estimated Fixed Purchase Price”) (the parties have agreed that Seller may use as the estimates the relevant amounts as of the close of business on August 31, 2014).”

d. The Exhibits to the Purchase Agreement are hereby amended to add “Exhibit 1.3(b)”, attached hereto as Exhibit A.

e. Section 1.4(a)(i) of the Purchase Agreement is hereby deleted in its entirety and replaced as follows:

“(i) Contingent Purchase Price: if, and only if, 2015 Adjusted EBITDA is equal to or greater than $4,500,000, an amount equal to the sum of (i) the product of (A) ten multiplied by (B) the difference (if any) between 2015 Adjusted EBITDA and $4,500,000, plus (ii) an amount calculated in accordance with Exhibit 1.4(a)(i); provided, that the maximum Contingent Purchase Price payable is $15,000,000.”

f. The Exhibits to the Purchase Agreement are hereby amended to add “Exhibit 1.4(a)(i)”, attached hereto as Exhibit B.

g. Section 1.4(a)(ii) of the Purchase Agreement is hereby amended to replace the term “Specified Customer EBITDA” with “Specified Customers EBITDA”.

h. Exhibit 1.4(a)(ii)(1) to the Purchase Agreement is hereby deleted in its entirety and replaced with “Exhibit 1.4(a)(ii)(1)”, attached here to as Exhibit C.

i. Section 2.6(a) of the Purchase Agreement is hereby deleted in its entirety and replaced as follows:

“(a) Schedule 2.6(a) contains (i) the audited balance sheets of the Company as of December 31, 2013 and 2012 and the related audited statements of income, stockholder’s equity and cash flows of the Company for the years ended December 31, 2013 and 2012 (the “Annual Financial Statements”), and (ii) the reviewed balance sheet of the Company as of June 30, 2014, the related reviewed statements of income for the three- and six-month periods ended June 30, 2014 and 2013, and the related statements of stockholder’s equity and cash flows for the six-month periods ended June 30, 2014 and 2013 (the “Interim Financial Statements” and together with the Annual Financial Statements, the “Financial Statements”). The Financial Statements have been prepared in accordance with GAAP and fairly present the financial position and the results of the operations of the Company as of the respective dates and for the periods indicated except as otherwise stated therein. The Company has no liabilities or obligations with respect to Debt.”

j. The second sentence of Section 2.6(b) of the Purchase Agreement is hereby deleted in its entirety and replaced as follows:

“Except as set forth on Schedule 2.6(b), the Company maintains a system of accounting and internal controls sufficient in all material respects to provide reasonable assurances that (i) financial transactions are executed in accordance with the general and specific authorization of the management of the Company, and (ii) all transactions are recorded as necessary to permit the preparation of financial statements in conformity with GAAP and other legal and accounting requirements applicable to the Company and to maintain proper accountability for items.”

k. Schedule 2.6 to the Purchase Agreement is hereby deleted in its entirety and replaced with “Schedule 2.6(a)” and “Schedule 2.6(b)”, attached hereto as Exhibit D and Exhibit E, respectively.

l. Schedule 2.18 to the Purchase Agreement is hereby amended and supplemented to add the information set forth on Exhibit F.

m. Exhibit 4.8 to the Purchase Agreement is hereby deleted in its entirety and replaced with “Exhibit 4.8”, attached hereto as Exhibit G.

n. Section 4.9 of the Purchase Agreement is hereby deleted in its entirety and replaced as follows:

“Section 4.9 [intentionally omitted].”

o. Section 6.4(d) of the Purchase Agreement is hereby deleted in its entirety and replaced as follows:

“(d) [intentionally omitted].”

p. For avoidance of doubt, Section 6.4(f) of the Purchase Agreement is hereby amended to add the following at the beginning of the sentence:

“From the date of this Agreement to the Closing,”

q. Article VIII of the Purchase Agreement is hereby amended to delete the definition of “Audited Financial Statements” in its entirety.

r. Article VIII of the Purchase Agreement is hereby amended to add the following definition:

“Amendment: the First Amendment to Stock Purchase Agreement, dated September 30, 2014, by and among the Seller, Freeport Minerals, the Purchaser and Dynacast.”

s. Article VIII of the Purchase Agreement is hereby amended to revise the definition of “Target Working Capital” as follows:

“Target Working Capital: $8,931,574.”

t. Section 9.5 of the Purchase Agreement is hereby deleted in its entirety and replaced as follows:

“Section 9.5 Expenses. Except as expressly provided herein and in Exhibit 9.5, whether or not the transactions contemplated herein shall be consummated, each party shall pay its own expenses, costs and fees incident to the preparation and performance of this Agreement, provided that the Purchaser shall be responsible for all filing fees in connection with any filings with Governmental Authorities required to consummate the transactions contemplated by this Agreement.”

u. The Purchase Agreement is hereby amended to add “Exhibit 9.5”, attached hereto as Exhibit H.

3. Applicable Law. This Amendment shall be construed, performed and enforced in accordance with the Laws of the State of Delaware without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the Laws of another jurisdiction.

4. Extent of Amendments and References. Except as otherwise expressly provided herein, the Purchase Agreement is not amended, modified or affected by this Amendment. Except as expressly set forth herein, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Purchase Agreement are herein ratified and confirmed and shall remain in full force and effect. From and after the effectiveness of this Amendment, the terms “this Agreement,” “hereof,” “herein,” “hereunder” and terms of like import, when used herein or in the Purchase Agreement shall, except where the context otherwise requires, refer to the Purchase Agreement as amended by this Amendment.

5. Counterparts. This Amendment may be executed in counterparts, each of which shall constitute one and the same Amendment.

[Signature page follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

CLIMAX ENGINEERED MATERIALS, LLC
By:	Climax Molybdenum Company, its manager

	By:	/s/ David H. Thornton
	Name:	David H. Thornton
	Title:	President

FREEPORT MINERALS CORPORATION

By:	/s/ Kathleen L. Quirk
Name:	Kathleen L. Quirk
Title:	Executive Vice President, Treasurer

DYNACAST LLC

By:	/s/ Adrian D. Murphy
Name:	Adrian D. Murphy
Title:	EVP, CFO

DYNACAST INTERNATIONAL INC.

By:	/s/ Adrian D. Murphy
Name:	Adrian D. Murphy
Title:	EVP, CFO